Exhibit 10.2


                                                             EXECUTION VERSION


THIS AMENDED AND RESTATED GUARANTY IS SUBJECT TO THE TERMS AND PROVISIONS OF THE INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT, DATED AS OF APRIL 11, 2005 (AS SUCH AGREEMENT MAY BE AMENDED, AMENDED AND RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME, THE "INTERCREDITOR AGREEMENT"), AMONG CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT FOR THE FIRST LIEN LENDERS, CITICORP NORTH AMERICA, INC., AS ADMINISTRATIVE AGENT FOR THE TERM C LENDERS, CITICORP NORTH AMERICA, INC., AS COLLATERAL AGENT FOR THE SECURED PARTIES, HLI OPERATING COMPANY, INC., HAYES LEMMERZ INTERNATIONAL, INC. AND EACH GUARANTOR.

                         AMENDED AND RESTATED GUARANTY

         THIS AMENDED AND RESTATED GUARANTY (the "Guaranty"), dated as of April 11, 2005, by Hayes Lemmerz International, Inc. ("Holdings"), HLI Parent Company, Inc. ("Parent") and each of the other entities listed on the signature pages hereof or that becomes a party hereto pursuant to Section 24 (Additional Guarantors) hereof (each a "Subsidiary Guarantor" and, together with Holdings and Parent, collectively, the "Guarantors" and individually a "Guarantor"), in favor of Citicorp North America, Inc. ("CNAI"), as collateral agent for the Secured Parties (in such capacity, the "Collateral Agent", and together with the other Secured Parties, each, a "Guarantied Party" and, collectively, the "Guarantied Parties"), amends and restates in its entirety the Existing Guaranty (as defined below). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement referred to below.

                             W I T N E S S E T H:

         WHEREAS, HLI OPERATING COMPANY, INC., a Delaware corporation ("Borrower"), Holdings, the lenders and issuers party thereto from time to time, CNAI as administrative agent (in such capacity, "Existing Administrative Agent"), LEHMAN COMMERCIAL PAPER INC., as syndication agent (in such capacity, the "Syndication Agent") and GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the "Documentation Agent") are parties to the Credit Agreement, dated as of June 3, 2003 (as amended, modified or supplemented prior to the date hereof, the "Existing Credit Agreement"); and

         WHEREAS, the Borrower desires, inter alia, to establish a new term loan facility, in an aggregate principal amount of up to $150,000,000, secured by a second-priority lien on the Collateral and has requested an amendment and restatement of the Existing Credit Agreement; and

         WHEREAS, the Borrower, Holdings, the lenders and issuers party thereto from time to time, CNAI as administrative agent for the First Lien Lenders (in such capacity, the "First Lien Agent"), as administrative agent for the Term C Lenders (in such capacity, the "Second Lien Agent") and as Collateral Agent, the Syndication Agent and the Documentation Agent have entered into the Amended and Restated Credit Agreement, dated as of April 11, 2005 (as amended, modified, restated or supplemented, the "Credit Agreement") which amends and restates the Existing Credit Agreement in its entirety; and

         WHEREAS, it is a condition precedent to the effectiveness of the amendment and restatement of the Credit Agreement that the Guarantors shall have executed and delivered this Guaranty to the Collateral Agent; and

         WHEREAS, (i) this Guaranty, on the terms and subject to the conditions set forth herein, shall amend and restate, in its entirety, the guaranty, dated as of June 3, 2003 (as amended prior to the date hereof, the "Existing Guaranty") entered into by the Guarantors and (ii) from and after the Effective Date, the Existing Guaranty shall be of no further force or effect, except to evidence the obligations incurred, the representations and warranties made, and the actions or omissions performed or required to be performed, thereunder prior to the Effective Date; and

         WHEREAS, Holdings is the sole shareholder of Parent, Parent is the sole shareholder of the Borrower and each Subsidiary Guarantor is a direct or indirect Subsidiary of the Borrower; and

         WHEREAS, each Guarantor will receive substantial direct and indirect benefits from the making of the Loans, the issuance of the Letters of Credit and the granting of the other financial accommodations to the Borrower under the Credit Agreement; and

         NOW, THEREFORE, in consideration of the premises and to induce the Lenders, the Issuers, the Administrative Agents and the Collateral Agent to enter into the Credit Agreement and to induce the Lenders and the Issuers to make their respective extensions of credit to the Borrower thereunder, each Guarantor hereby agrees with the Collateral Agent as follows:

         Section 1 Guaranty

         (a) To induce the Lenders to make the Loans and the Issuers to issue Letters of Credit, each Guarantor hereby absolutely, unconditionally and irrevocably guarantees, as primary obligor and not merely as surety, the full and punctual payment when due, whether at stated maturity or earlier, by reason of acceleration, mandatory prepayment or otherwise in accordance herewith or any other Loan Document, of all the Obligations, whether or not from time to time reduced or extinguished or hereafter increased or incurred, whether or not recovery may be or hereafter may become barred by any statute of limitations, whether or not enforceable as against the Borrower, whether now or hereafter existing, and whether due or to become due, including principal, interest (including interest at the contract rate applicable upon default accrued or accruing after the commencement of any proceeding under the Bankruptcy Code, whether or not such interest is an allowed claim in such proceeding), fees and costs of collection. This Guaranty constitutes a guaranty of payment and not of collection.

         (b) Each Guarantor further agrees that, if (i) any payment made by the Borrower or any other person and applied to the Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or
(ii) the proceeds of Collateral are required to be returned by any Guarantied Party to the Borrower, its estate, trustee, receiver or any other party, including any Guarantor, under any bankruptcy law, equitable cause or any other Requirement of Law, then, to the extent of such payment or repayment, any such Guarantor's liability hereunder (and any Lien or other Collateral securing such liability) shall be and remain in full force and effect, as fully as if such payment had never been made. If, prior to any of the foregoing, this Guaranty shall have been cancelled or surrendered (and if any Lien or other Collateral securing such Guarantor's liability hereunder shall have been released or terminated by virtue of such cancellation or surrender), this Guaranty (and such Lien or other Collateral) shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of any such Guarantor in respect of the amount of such payment (or any Lien or other Collateral securing such obligation).

         Section 2 Limitation of Guaranty

         Any term or provision of this Guaranty or any other Loan Document to the contrary notwithstanding, the maximum aggregate amount of the Obligations for which any Subsidiary Guarantor shall be liable shall not exceed the maximum amount for which such Subsidiary Guarantor can be liable without rendering this Guaranty or any other Loan Document, as it relates to such Subsidiary Guarantor, subject to avoidance under applicable law relating to fraudulent conveyance or fraudulent transfer (including Section 548 of the Bankruptcy Code or any applicable provisions of comparable state law) (collectively, "Fraudulent Transfer Laws"), in each case after giving effect
(a) to all other liabilities of such Subsidiary Guarantor, contingent or otherwise, that are relevant under such Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Subsidiary Guarantor in respect of intercompany Indebtedness to the Borrower to the extent that such Indebtedness would be discharged in an amount equal to the amount paid by such Subsidiary Guarantor hereunder) and (b) to the value as assets of such Subsidiary Guarantor (as determined under the applicable provisions of such Fraudulent Transfer Laws) of any rights to subrogation, contribution, reimbursement, indemnity or similar rights held by such Subsidiary Guarantor pursuant to (i) applicable Requirements of Law, (ii) Section 3 (Contribution) of this Guaranty or (iii) any other Contractual Obligations providing for an equitable allocation among such Subsidiary Guarantor and other Subsidiaries or Affiliates of the Borrower of obligations arising under this Guaranty or other guaranties of the Obligations by such parties.

         Section 3 Contribution

         To the extent that any Subsidiary Guarantor shall be required hereunder to pay a portion of the Obligations exceeding the greater of (a) the amount of the economic benefit actually received by such Subsidiary Guarantor from the Loans and (b) the amount such Subsidiary Guarantor would otherwise have paid if such Subsidiary Guarantor had paid the aggregate amount of the Obligations (excluding the amount thereof repaid by the Borrower, Parent and Holdings) in the same proportion as such Subsidiary Guarantor's net worth at the date enforcement is sought hereunder bears to the aggregate net worth of all the Subsidiary Guarantors at the date enforcement is sought hereunder, then such Guarantor shall be reimbursed by such other Subsidiary Guarantors for the amount of such excess, pro rata, based on the respective net worths of such other Subsidiary Guarantors at the date enforcement hereunder is sought.

         Section 4 Authorization; Other Agreements

         The Guarantied Parties are hereby authorized, without notice to, or demand upon, any Guarantor, which notice and demand requirements each are expressly waived hereby, and without discharging or otherwise affecting the obligations of any Guarantor hereunder (which obligations shall remain absolute and unconditional notwithstanding any such action or omission to act), from time to time, to do each of the following:

         (a) supplement, renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, the Obligations, or any part of them, or otherwise modify, amend or change the terms of any promissory note or other agreement, document or instrument (including the other Loan Documents) now or hereafter executed by the Borrower and delivered to the Guarantied Parties or any of them, including any increase or decrease of principal or the rate of interest thereon;

         (b) waive or otherwise consent to noncompliance with any provision of any instrument evidencing the Obligations, or any part thereof, or any other instrument or agreement in respect of the Obligations (including the other Loan Documents) now or hereafter executed by the Borrower and delivered to the Guarantied Parties or any of them;

         (c) accept partial payments on the Obligations;

         (d) receive, take and hold additional security or collateral for the payment of the Obligations or any part of them and exchange, enforce, waive, substitute, liquidate, terminate, abandon, fail to perfect, subordinate, transfer, otherwise alter and release any such additional security or collateral;

         (e) settle, release, compromise, collect or otherwise liquidate the Obligations or accept, substitute, release, exchange or otherwise alter, affect or impair any security or collateral for the Obligations or any part of them or any other guaranty therefor, in any manner;

         (f) add, release or substitute any one or more other guarantors, makers or endorsers of the Obligations or any part of them and otherwise deal with the Borrower or any other guarantor, maker or endorser;

         (g) apply to the Obligations any payment or recovery (x) from the Borrower, from any other guarantor, maker or endorser of the Obligations or any part of them or (y) from any Guarantor in such order as provided herein, in each case whether such Obligations are secured or unsecured or guaranteed or not guaranteed by others;

         (h) apply to the Obligations any payment or recovery from any Guarantor of the Obligations or any sum realized from security furnished by such Guarantor upon its indebtedness or obligations to the Guarantied Parties or any of them, in each case whether or not such indebtedness or obligations relate to the Obligations; and

         (i) refund at any time any payment received by any Guarantied Party in respect of any Obligation, and payment to such Guarantied Party of the amount so refunded shall be fully guaranteed hereby even though prior thereto this Guaranty shall have been cancelled or surrendered (or any release or termination of any Collateral by virtue thereof), and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of any Guarantor hereunder in respect of the amount so refunded (and any Collateral so released or terminated shall be reinstated with respect to such obligations);

even if any right of reimbursement or subrogation or other right or remedy of any Guarantor is extinguished, affected or impaired by any of the foregoing (including any election of remedies by reason of any judicial, non-judicial or other proceeding in respect of the Obligations that impairs any subrogation, reimbursement or other right of such Guarantor).

         Section 5 Guaranty Absolute and Unconditional

         Each Guarantor hereby waives any defense of a surety or guarantor or any other obligor on any obligations arising in connection with or in respect of any of the following and hereby agrees that its obligations under this Guaranty are absolute and unconditional and shall not be discharged or otherwise affected as a result of any of the following:

         (a) the invalidity or unenforceability of any of the Borrower's obligations under the Credit Agreement or any other Loan Document or any other agreement or instrument relating thereto, or any security for, or other guaranty of the Obligations or any part of them, or the lack of perfection or continuing perfection or failure of priority of any security for the Obligations or any part of them;

         (b) the absence of any attempt to collect the Obligations or any part of them from the Borrower or other action to enforce the same;

         (c) failure by any Guarantied Party to take any steps to perfect and maintain any Lien on, or to preserve any rights to, any Collateral;

         (d) any Guarantied Party's election, in any proceeding instituted under chapter 11 of the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code;

         (e) any borrowing or grant of a Lien by the Borrower, as debtor-in-possession, or extension of credit, under Section 364 of the Bankruptcy Code;

         (f) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of any Guarantied Party's claim (or claims) for repayment of the Obligations ;

         (g) any use of cash collateral under Section 363 of the Bankruptcy
Code;

         (h) any agreement or stipulation as to the provision of adequate protection in any bankruptcy proceeding;

         (i) the avoidance of any Lien in favor of the Guarantied Parties or any of them for any reason;

         (j) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against the Borrower, any Guarantor or any of the Borrower's other Subsidiaries, including any discharge of, or bar or stay against collecting, any Obligation (or any part of them or interest thereon) in or as a result of any such proceeding;

         (k) failure by any Guarantied Party to file or enforce a claim against the Borrower or its estate in any bankruptcy or insolvency case or proceeding;

         (l) any action taken by any Guarantied Party if such action is authorized hereby;

         (m) any election following the occurrence of an Event of Default by any Guarantied Party to proceed separately against the personal property Collateral in accordance with such Guarantied Party's rights under the UCC or, if the Collateral consists of both personal and real property, to proceed against such personal and real property in accordance with such Guarantied Party's rights with respect to such real property; or

         (n) any other circumstance that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor or any other obligor on any obligations, other than the payment in full of the Obligations.

         Section 6 Waivers

         Each Guarantor hereby waives diligence, promptness, presentment, demand for payment or performance and protest and notice of protest, notice of acceptance and any other notice in respect of the Obligations or any part of them, and any defense arising by reason of any disability or other defense of the Borrower. Each Guarantor shall not, until the Obligations are irrevocably paid in full and the Revolving Credit Commitments have been terminated, assert any claim or counterclaim it may have against the Borrower or set off any of its obligations to the Borrower against any obligations of the Borrower to it. In connection with the foregoing, each Guarantor covenants that its obligations hereunder shall not be discharged, except by complete performance.

         Section 7 Reliance

         Each Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of the Borrower and any endorser and other guarantor of all or any part of the Obligations, and of all other circumstances bearing upon the risk of nonpayment of the Obligations, or any part thereof, that diligent inquiry would reveal, and each Guarantor hereby agrees that no Guarantied Party shall have any duty to advise any Guarantor of information known to it regarding such condition or any such circumstances. In the event any Guarantied Party, in its sole discretion, undertakes at any time or from time to time to provide any such information to any Guarantor, such Guarantied Party shall be under no obligation (a) to undertake any investigation not a part of its regular business routine, (b) to disclose any information that such Guarantied Party, pursuant to accepted or reasonable commercial finance or banking practices, wishes to maintain confidential or
(c) to make any other or future disclosures of such information or any other information to any Guarantor.

         Section 8 Waiver of Subrogation and Contribution Rights

         Until the Obligations have been irrevocably paid in full and the Revolving Credit Commitments have been terminated, the Guarantors shall not enforce or otherwise exercise any right of subrogation to any of the rights of the Guarantied Parties or any part of them against the Borrower or any right of reimbursement or contribution or similar right against the Borrower by reason of Guaranty or by any payment made by any Guarantor in respect of the Obligations.

         Section 9 Subordination

         Each Guarantor hereby agrees that any Indebtedness of the Borrower now or hereafter owing to any Guarantor, whether heretofore, now or hereafter created (the "Guarantor Subordinated Debt"), is hereby subordinated to all of the Obligations and that, except as permitted under Section 8.6 (Prepayment and Cancellation of Indebtedness) of the Credit Agreement, the Guarantor Subordinated Debt shall not be paid in whole or in part until the Obligations have been paid in full and this Guaranty is terminated and of no further force or effect. No Guarantor shall accept any payment of or on account of any Guarantor Subordinated Debt at any time in contravention of the foregoing. Upon the occurrence and during the continuance of an Event of Default, the Borrower shall pay to the Collateral Agent any payment of all or any part of the Guarantor Subordinated Debt and any amount so paid to the Collateral Agent shall be applied to payment of the Obligations as provided in the Intercreditor Agreement. Each payment on the Guarantor Subordinated Debt received in violation of any of the provisions hereof shall be deemed to have been received by such Guarantor as trustee for the Guarantied Parties and shall be paid over to the Collateral Agent immediately on account of the Obligations, but without otherwise affecting in any manner such Guarantor's liability hereof. Each Guarantor agrees to file all claims against the Borrower in any bankruptcy or other proceeding in which the filing of claims is required by law in respect of any Guarantor Subordinated Debt, and the Collateral Agent shall be entitled to all of such Guarantor's rights thereunder. If for any reason a Guarantor fails to file such claim at least ten Business Days prior to the last date on which such claim should be filed, such Guarantor hereby irrevocably appoints the Collateral Agent as its true and lawful attorney-in-fact and is hereby authorized to act as attorney-in-fact in such Guarantor's name to file such claim or, in the Collateral Agent's discretion, to assign such claim to and cause proof of claim to be filed in the name of the Collateral Agent or its nominee. In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to the Collateral Agent the full amount payable on the claim in the proceeding, and, to the full extent necessary for that purpose, each Guarantor hereby assigns to the Collateral Agent all of such Guarantor's rights to any payments or distributions to which such Guarantor otherwise would be entitled. If the amount so paid is greater than such Guarantor's liability hereunder, the Collateral Agent shall pay the excess amount to the party entitled thereto. In addition, each Guarantor hereby irrevocably appoints the Collateral Agent as its attorney-in-fact to exercise all of such Guarantor's voting rights in connection with any bankruptcy proceeding or any plan for the reorganization of the Borrower.

         Section 10 Default; Remedies

         The obligations of each Guarantor hereunder are independent of and separate from the Obligations. If any Obligation is not paid when due, or upon any Event of Default or upon any default by the Borrower as provided in any other instrument or document evidencing all or any part of the Obligations, the Collateral Agent may, at its sole election, proceed directly and at once, without notice, against any Guarantor to collect and recover the full amount or any portion of the Obligations then due, without first proceeding against the Borrower or any other guarantor of the Obligations, or against any Collateral under the Loan Documents or joining the Borrower or any other guarantor in any proceeding against any Guarantor. At any time after maturity of the Obligations, the Collateral Agent may (unless the Obligations have been irrevocably paid in full), without notice to any Guarantor and regardless of the acceptance of any Collateral for the payment hereof, appropriate and apply toward the payment of the Obligations (a) any indebtedness due or to become due from any Guarantied Party to such Guarantor and (b) any moneys, credits or other property belonging to such Guarantor at any time held by or coming into the possession of any Guarantied Party or any of its respective Affiliates.

         Section 11 Irrevocability

         This Guaranty shall be irrevocable as to the Obligations (or any part thereof) until the Commitments have been terminated and all monetary Obligations then outstanding have been irrevocably repaid in cash, at which time this Guaranty shall automatically be cancelled. Upon such cancellation and at the written request of any Guarantor or its successors or assigns, and at the cost and expense of such Guarantor or its successors or assigns, the Collateral Agent shall execute in a timely manner a satisfaction of this Guaranty and such instruments, documents or agreements as are necessary or desirable to evidence the termination of this Guaranty.

         Section 12 Setoff

         Upon the occurrence and during the continuance of an Event of Default, each Guarantied Party and each Affiliate of a Guarantied Party may, without notice to any Guarantor and regardless of the acceptance of any security or collateral for the payment hereof, appropriate and apply toward the payment of all or any part of the Obligations (a) any indebtedness due or to become due from such Guarantied Party or Affiliate to such Guarantor and
(b) any moneys, credits or other property belonging to such Guarantor, at any time held by, or coming into, the possession of such Guarantied Party or Affiliate.

         Section 13 No Marshalling

         Each Guarantor consents and agrees that no Guarantied Party or Person acting for or on behalf of any Guarantied Party shall be under any obligation to marshal any assets in favor of any Guarantor or against or in payment of any or all of the Obligations.

         Section 14 Enforcement; Amendments; Waivers

         No delay on the part of any Guarantied Party in the exercise of any right or remedy arising under this Guaranty, the Credit Agreement, any other Loan Document or otherwise with respect to all or any part of the Obligations, the Collateral or any other guaranty of or security for all or any part of the Obligations shall operate as a waiver thereof, and no single or partial exercise by any such Person of any such right or remedy shall preclude any further exercise thereof. No modification or waiver of any provision of this Guaranty shall be binding upon any Guarantied Party, except as expressly set forth in a writing duly signed and delivered by the Administrative Agents and the Collateral Agent (in accordance with Section 11.1 (Amendments, Waivers, Etc.) of the Credit Agreement). Failure by any Guarantied Party at any time or times hereafter to require strict performance by the Borrower, any Guarantor, any other guarantor of all or any part of the Obligations or any other Person of any provision, warranty, term or condition contained in any Loan Document now or at any time hereafter executed by any such Persons and delivered to any Guarantied Party shall not waive, affect or diminish any right of any Guarantied Party at any time or times hereafter to demand strict performance thereof and such right shall not be deemed to have been waived by any act or knowledge of any Guarantied Party, or its respective agents, officers or employees, unless such waiver is contained in an instrument in writing, directed and delivered to the Borrower or such Guarantor, as applicable, specifying such waiver, and is signed by the party or parties necessary to give such waiver under the Credit Agreement. No waiver of any Event of Default by any Guarantied Party shall operate as a waiver of any other Event of Default or the same Event of Default on a future occasion, and no action by any Guarantied Party permitted hereunder shall in any way affect or impair any Guarantied Party's rights and remedies or the obligations of any Guarantor under this Guaranty. Any determination by a court of competent jurisdiction of the amount of any principal or interest owing by the Borrower to a Guarantied Party shall be conclusive and binding on each Guarantor irrespective of whether such Guarantor was a party to the suit or action in which such determination was made.

         Section 15 Amendment and Restatement; Effectiveness

         (a) This Guaranty shall not become effective until the Effective
Date.

         (b) On the Effective Date, the Existing Guaranty shall be amended and restated in its entirety by this Guaranty, and the Existing Guaranty shall thereafter be of no further force and effect except to evidence (i) the incurrence by the Guarantors of the obligations thereunder (whether or not such obligations are contingent as of the Effective Date), (ii) the representations and warranties made by the Guarantors prior to the Effective Date and (iii) any action or omission performed or required to be performed pursuant to such Existing Guaranty prior to the Effective Date (including any failure, prior to the Effective Date, to comply with the covenants contained in the Existing Guaranty). The amendments and restatements set forth herein shall not cure any breach thereof or any "Default" or "Event of Default" under and as defined in the Existing Credit Agreement existing prior to the date hereof. This Guaranty is not in any way intended to constitute a novation of the obligations and liabilities existing under the Existing Credit Agreement or evidence payment of all or any portion of such obligations and liabilities. Each of the Guarantors hereby consents to the execution, delivery and performance of the Amended and Restated Credit Agreement and all of the other Loan Documents executed or delivered in connection therewith.

         (c) The terms and conditions of this Guaranty and the Agents', the Lenders' and the Issuers' rights and remedies under this Guaranty and the other Loan Documents shall apply to (i) all of the Obligations incurred under the Credit Agreement and the Notes issued thereunder and all obligations of the Guarantors incurred under the Loan Documents and (ii) all of the Obligations incurred under the Existing Credit Agreement and the Notes issued thereunder and all obligations of the Guarantors incurred under the Loan Documents (as defined in the Existing Credit Agreement) (the "Existing Loan Documents").

         (d) Each Guarantor hereby reaffirms the Liens granted pursuant to the Existing Loan Documents to the Existing Administrative Agent for the benefit of the Secured Parties (as defined in the Existing Credit Agreement), which Liens shall continue in full force and effect during the term of this Guaranty and any renewals thereof and shall continue to secure the Secured Obligations.

         (e) On and after the Effective Date, (i) all references to the Existing Guaranty (or to any amendment or any amendment and restatement thereof) in the Loan Documents shall be deemed to refer to the Existing Guaranty, as amended and restated hereby, (ii) all references to any section (or subsection) of the Existing Guaranty in any Loan Document (but not herein) shall be amended to become, mutatis mutandis, references to the corresponding provisions of this Guaranty and (iii) except as the context otherwise provides, on or after the Effective Date, all references to this Guaranty herein (including for purposes of indemnification and reimbursement of fees) shall be deemed to be reference to the Existing Guaranty, as amended and restated hereby.

         Section 16 Successors and Assigns

         This Guaranty shall be binding upon each Guarantor and upon the successors and assigns of such Guarantors and shall inure to the benefit of the Guarantied Parties and their respective successors and assigns; all references herein to the Borrower and to the Guarantors shall be deemed to include their respective successors and assigns. The successors and assigns of the Guarantors and the Borrower shall include, without limitation, their respective receivers, trustees and debtors-in-possession. All references to the singular shall be deemed to include the plural where the context so requires.

         Section 17 Representations and Warranties; Covenants

         Each Guarantor hereby (a) represents and warrants that the representations and warranties as to it made by the Borrower in Article IV (Representations and Warranties) of the Credit Agreement are true and correct on each date as required by Section 3.2(b)(i) (Conditions Precedent to Each Loan and Letter of Credit) of the Credit Agreement and (b) agrees to take, or refrain from taking, as the case may be, each action necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Guarantor.

         Section 18 Governing Law

         This Guaranty and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

         Section 19 Submission to Jurisdiction; Service of Process

         (a) Any legal action or proceeding with respect to this Guaranty, and any other Loan Document, may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Guaranty, each Guarantor hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The parties hereto hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

         (b) Each Guarantor hereby irrevocably consents to the service of any and all legal process, summons, notices and documents in any action or proceeding arising out of or in connection with this Guaranty or any other Loan Document by the mailing (by registered or certified mail, postage prepaid) or delivering of a copy of such process to such guarantor in the care of the Borrower at the Borrower's address specified in Section 11.8 (Notices, Etc.) of the Credit Agreement. Each Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

         (c) Nothing contained in this Section 19 (Submission to Jurisdiction; Service of Process) shall affect the right of the Collateral Agent or any other Guarantied Party to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against a Guarantor in any other jurisdiction.

         (d) If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder in Dollars into another currency, the parties hereto agree, to the fullest extent they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Collateral Agent could purchase Dollars with such other currency at the spot rate of exchange quoted by the First Lien Agent at 11:00 a.m. (New York time) on the Business Day preceding that on which final judgment is given, for the purchase of Dollars, for delivery two Business Days thereafter.

         Section 20 Certain Terms

         The following rules of interpretation shall apply to this Guaranty:
(a) the terms "herein," "hereof," "hereto" and "hereunder" and similar terms refer to this Guaranty as a whole and not to any particular Article, Section, subsection or clause in this Guaranty, (b) unless otherwise indicated, references herein to an Exhibit, Article, Section, subsection or clause refer to the appropriate Exhibit to, or Article, Section, subsection or clause in this Guaranty and (c) the term "including" means "including without limitation" except when used in the computation of time periods.

         Section 21 Waiver of Jury Trial

         EACH OF THE COLLATERAL AGENT, THE OTHER GUARANTIED PARTIES AND EACH GUARANTOR IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY AND ANY OTHER LOAN DOCUMENT.

         Section 22 Notices

         Any notice or other communication herein required or permitted shall be given as provided in Section 11.8 (Notices, Etc.) of the Credit Agreement and, in the case of any Guarantor, to such Guarantor in care of the Borrower.

         Section 23 Severability

         Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

         Section 24 Additional Guarantors

         Each of the Guarantors agrees that, if, pursuant to Section 7.11(c) (Additional Collateral and Guaranties) of the Credit Agreement, the Borrower shall be required to cause any Subsidiary that is not a Guarantor to become a Guarantor hereunder, or if for any reason the Borrower desires any such Subsidiary to become a Guarantor hereunder, such Subsidiary shall execute and deliver to the Collateral Agent a Guaranty Supplement in substantially the form of Exhibit A (Guaranty Supplement) attached hereto and shall thereafter for all purposes be a party hereto and have the same rights, benefits and obligations as a Guarantor party hereto on the Effective Date.

         Section 25 Collateral

         Each Guarantor hereby acknowledges and agrees that its obligations under this Guaranty are secured pursuant to the terms and provisions of the Collateral Documents executed by it in favor of the Collateral Agent, for the benefit of the Secured Parties, and covenants that it shall not grant any Lien with respect to its Property in favor, or for the benefit, of any Person other than the Collateral Agent, for the benefit of the Secured Parties.

         Section 26 Costs and Expenses

         Each Guarantor agrees to pay or reimburse the Collateral Agent and each of the other Guarantied Parties upon demand for all out-of-pocket costs and expenses, including reasonable attorneys' fees (including allocated costs of internal counsel and costs of settlement), incurred by the Collateral Agent and such other Guarantied Parties in enforcing this Guaranty or any security therefor or exercising or enforcing any other right or remedy available in connection herewith or therewith.

         Section 27 Waiver of Consequential Damages

         EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGE IN ANY LEGAL ACTION OR PROCEEDING IN RESPECT OF THIS GUARANTY OR ANY OTHER LOAN DOCUMENT.

         Section 28 Entire Agreement

         This Guaranty, taken together with all of the other Loan Documents executed and delivered by the Guarantors, represents the entire agreement and understanding of the parties hereto and supersedes all prior understandings, written and oral, relating to the subject matter hereof. This Guaranty and each other Loan Document are subject to the terms and conditions set forth in the Intercreditor Agreement in all respects and, in the event of any conflict between the Intercreditor Agreement, this Guaranty or any other Loan Document, the terms of the Intercreditor Agreement shall govern.



                           [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, each of the undersigned has caused this Guaranty to be duly executed and delivered as of the date first above written.

     GUARANTORS:

     HAYES LEMMERZ INTERNATIONAL, INC.
     HLI PARENT COMPANY, INC.
     HAYES LEMMERZ INTERNATIONAL--AKRON, LLC
     HAYES LEMMERZ INTERNATIONAL--BOWLING GREEN, INC
     HAYES LEMMERZ INTERNATIONAL - BRISTOL, INC.
     HAYES LEMMERZ INTERNATIONAL - CADILLAC, INC.
     HAYES LEMMERZ INTERNATIONAL--CALIFORNIA, INC.
     HAYES LEMMERZ INTERNATIONAL--COMMERCIAL HIGHWAY, INC.
     HAYES LEMMERZ INTERNATIONAL - EQUIPMENT & ENGINEERING, INC.
     HAYES LEMMERZ INTERNATIONAL--GEORGIA, INC.
     HAYES LEMMERZ INTERNATIONAL - HOMER, INC.
     HAYES LEMMERZ INTERNATIONAL - HOWELL, INC.
     HAYES LEMMERZ INTERNATIONAL--HUB AND DRUM, LLC
     HAYES LEMMERZ INTERNATIONAL--HUNTINGTON, INC.
     HAYES LEMMERZ INTERNATIONAL--KENTUCKY, INC.
     HAYES LEMMERZ INTERNATIONAL - LAREDO, INC.
     HAYES LEMMERZ INTERNATIONAL--LA MIRADA, INC.
     HAYES LEMMERZ INTERNATIONAL - MEXICO, INC.
     HAYES LEMMERZ INTERNATIONAL - MONTAGUE, INC.
     HAYES LEMMERZ INTERNATIONAL - PCA, INC.
     HAYES LEMMERZ INTERNATIONAL - PETERSBURG, INC.
     HAYES LEMMERZ INTERNATIONAL--SEDALIA, INC.
     HAYES LEMMERZ INTERNATIONAL - SOUTHFIELD, INC.
     HAYES LEMMERZ INTERNATIONAL - TECHNICAL CENTER, INC.
     HAYES LEMMERZ INTERNATIONAL - TEXAS, INC.
     HAYES LEMMERZ INTERNATIONAL--TRANSPORTATION, INC.
     HAYES LEMMERZ INTERNATIONAL--WABASH, INC.
     HAYES LEMMERZ INTERNATIONAL IMPORT, INC.
     HLI BRAKES HOLDING COMPANY, INC.
     HLI COMMERCIAL HIGHWAY HOLDING COMPANY, INC.
     HLI POWERTRAIN HOLDING COMPANY, INC.
     HLI REALTY, INC.
     HLI SERVICES HOLDING COMPANY, INC.
     HLI SUSPENSION HOLDING COMPANY, INC.
     HLI WHEELS HOLDING COMPANY, INC.
     HLI - SUMMERFIELD REALTY CORP.


     By: /s/ Patrick C. Cauley
        -------------------------------------
        Name:   Patrick C. Cauley
        Title:  Vice President

ACKNOWLEDGED AND AGREED
as of the date first above written:

CITICORP NORTH AMERICA, INC.,
as Collateral Agent


By: /s/ Shapleigh Smith
    ----------------------------
Name:   Shapleigh Smith
Title:  Managing Director/Vice President

                                   EXHIBIT A
                                      TO
                         AMENDED AND RESTATED GUARANTY


                          FORM OF GUARANTY SUPPLEMENT



         The undersigned hereby agrees to be bound as a Guarantor for purposes of the Amended and Restated Guaranty, dated as of April 11, 2005 (the "Guaranty"), among HLI Parent Company, Inc., Hayes Lemmerz International, Inc. and certain Subsidiaries of HLI Operating Company, Inc. listed on the signature pages thereof and acknowledged by Citicorp North America, Inc., as Collateral Agent, and the undersigned hereby acknowledges receipt of a copy of the Guaranty. The undersigned hereby represents and warrants that each of the representations and warranties contained in Section 17 (Representations and Warranties; Covenants) of the Guaranty applicable to it is true and correct on and as the date hereof as if made on and as of such date. Capitalized terms used herein but not defined herein are used with the meanings given them in the Guaranty.

         IN WITNESS WHEREOF, the undersigned has caused this Guaranty Supplement to be duly executed and delivered as of _________, _____.


                                             SUBSIDIARY GUARANTORS

                                             [NAME OF SUBSIDIARY GUARANTOR]


                                             By:
                                                -----------------------------
                                                Name
                                                Title

ACKNOWLEDGED AND AGREED
as of the date first above written:


CITICORP NORTH AMERICA, INC.
as Collateral Agent


By:
   ----------------------------
   Name:
   Title:


LEHMAN COMMERCIAL PAPER INC.
as Syndication Agent


By:
   ------------------------------
   Name:
   Title: